                                                                    Exhibit 10.4

================================================================================



                        COMMON STOCK PURCHASE AGREEMENT



                                 By and Among


                               WILLIAM W. EVANS
                               IRA A. HUNT, JR.
                            JOHN PATRICK WELLINGTON
                              MICHELLE MAIDENBERG

                              (the "Purchasers")


                                      and

                             WOLFPACK CORPORATION


                 --------------------------------------------




                          Dated as of March 31, 2000



                 --------------------------------------------





================================================================================

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
Article I             Certain Definitions..............................   1
Article II            Purchase of Common Stock.........................   3
Article III           Representations and Warranties...................   3
Article IV            Other Agreements of the Parties..................   8
Article V             Defaults and Remedies............................  10
Article VI            Conditions Precedent to Closing..................  11
Article VII           Conditions Subsequent to Closing.................  12
Article VIII          Termination......................................  12
Article IX            Legal Fees.......................................  13
Article X             Miscellaneous ...................................  13

Schedule 3.1(a)       Subsidiaries
Schedule 3.1(c)       Capitalization
Schedule 3.1(f)       Required Consents and Approvals
Schedule 3.1(g)       Litigation

                  PURCHASE AGREEMENT, dated as of March 31, 2000 (this "Agreement"), by and among Wolfpack Corporation, a Delaware corporation, with
 ---------
its principal office at 17 Glenwood Avenue, Raleigh, North Carolina 27603 (the "Company") and the Purchasers listed on Schedule A (the "Purchasers").

                  WHEREAS, the Company desires to issue and sell to the Purchasers and the Purchasers desire to purchase and acquire up to Ten Million One Thousand Eight Hundred Fifty (10,001,850) shares (the "Shares") of the authorized but unissued common stock, $.001 par value per share (the "Common Stock") of the Company.

                  IN CONSIDERATION of the mutual covenants, promises and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------

         Section 1.1. Certain Definitions. As used in this Agreement, and unless
                      -------------------
the context requires a different meaning, the following terms have the meanings indicated:

                  "Affiliate" means, with respect to any Person, any Person
                   ---------
that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control"
                                                                -------
(including, with correlative meanings, the terms "controlled by" and "under
                                                  -------------       -----
common control with") shall mean the possession, directly or indirectly, of the
-------------------
power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities by contract or otherwise.

                  "Business Day" means any day except Saturday, Sunday and any
                   ------------
day which is a legal holiday or a day on which banking institutions in the state of New York are authorized or required by law or other government actions to close, between the hours of 9:30 a.m. and 6:00 p.m. New York Time.

                  "Closing" shall have the meaning set forth in Section 2.1(b).
                   -------                                      --------------

                  "Closing Date" shall mean the date of Closing, as set forth in
                   ------------
Section 2.1(b).

                  "Code" means the Internal Revenue Code of 1986, as amended,
                   ----
and the rules and regulations thereunder as in effect on the date hereof.

                  "Commission" means the Securities and Exchange Commission.
                   ----------

                  "Common Stock" means shares now or hereafter authorized of the
                   ------------
class of Common Stock, $.001 par value, of the Company and stock of any other class into which such shares may thereafter have been classified or changed.

                  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
amended.

                  "Lien" means, with respect to any asset, any mortgage, lien,
                   ----
pledge, encumbrance, charge or security interest of any kind in or on such asset or the revenues or income thereon or therefrom.

                  "Material" shall mean having a financial consequence in excess
                   --------
of $100,000.

                  "Material Adverse Effect" shall have the meaning set forth in
                   -----------------------
Section 3.1(a).
--------------
                  "NASD" means the National Association of Securities Dealers,
                   ----
Inc.

                  "Per Share Consideration" shall have the meaning set forth in
                   -----------------------
Section 2.1(a).
--------------
                  "Person" means an individual or a corporation, partnership,
                   ------
trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Purchase Price" shall have the meaning set forth in
                   --------------
Section 2.1(a).
--------------
                  "Required Approvals" shall have the meaning set forth in
                   ------------------
Section 3.1(f).
--------------
                  "Securities Act" means the Securities Act of 1933, as amended.
                   --------------

                  "Subsidiaries" shall have the meaning set forth in
                   ------------
Section 3.1(a).
-------------

                                  ARTICLE II

                           PURCHASE OF COMMON STOCK
                           ------------------------

         Section 2.1.  Purchase of Common Stock; Closing
                       ---------------------------------

                  (a) Subject to the terms and conditions herein set forth, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company on the Closing Date, up to Ten Million One Thousand Eight Hundred Fifty (10,001,850) Shares of Common Stock, at a price per Share of One
(1) share of the common stock, $.001 par value of JetCo Communications Corporation ("JetCo") (the "Per Share Consideration"). The Per Share
                            -----------------------
Consideration multiplied by the number of Shares to be purchased by the Purchasers hereunder is hereinafter referred to as the"Purchase Price." The
                                                       --------------
total Purchase Price is Ten Million One Thousand Eight Hundred Fifty (10,001,850) JetCo Shares.

                  (b) The closing (the "Closing) of the purchase and sale of the Shares shall take place at the offices of the Escrow Agent within seven (7) Business Days after the conditions for the sale are met, as set forth in Section
4.8 are met. The date of the Closing is hereinafter referred to as the "Closing
                                                                        -------
Date".
----
                  (c) At the Closing, (i) the Purchasers shall deliver to the Company (A) certificates representing their respective shares of the JetCo Shares, on a pro rate basis, aggregating Ten Million One Thousand Eight Hundred Fifty (10,001, 850) JetCo Shares, with duly executed and Medallion Guaranteed stock powers to the Escrow Agent prior to the Closing and (B) all documents, instruments and writings required to have been delivered at or prior to Closing by the Purchaser pursuant to this Agreement, and (ii) the Company shall deliver to the Escrow Agent (A) certificates for an aggregate of Ten Million One Thousand Eight Hundred Fifty (10,001,850) Shares of the Common Stock of the Company, registered in the names of the Purchasers for the percentages listed on Schedule A and (B) all documents, instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

         3.1. Representations and Warranties of the Company. The Company hereby
              ---------------------------------------------
represents and warrants to the Purchasers as follows:

                  (a)    Organization and Qualification. The Company is a
                         ------------------------------
corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 3.1(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated,
 ------------
validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, or (b) the Purchaser's rights under this Agreement (a "Material Adverse
                                                       ----------------
Effect").
------
                  (b) Authorization; Enforcement. The Company has the requisite
                      --------------------------
corporate power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (c) Capitalization. The authorized, issued and outstanding
                      --------------
capital stock of the Company and each of the Subsidiaries is set forth in
Schedule 3.1(c). No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed in Schedule 3.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, bylaws or other charter documents.

                  (d) Issuance of the Common Stock. The Shares of Common Stock
                      ----------------------------
have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable in accordance with their terms. When issued in accordance with the terms hereof, the Shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

                  (e) No Conflicts. The execution, delivery and performance of
                      ------------
this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation or bylaws or
(ii) subject to obtaining the consents referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) to the knowledge of the Company result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

                  (f) Consents and Approvals. Except as specifically set forth
                      ----------------------
in Schedule 3.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than the making of the applicable blue-sky filings under state securities laws, and other than, in all cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company to effect the Closing and deliver to the Purchaser the Shares of Common Stock free and clear of all Liens (collectively, the "Required Approvals").
     ------------------

                  (g) Litigation; Proceedings. Except as specifically disclosed
                      -----------------------
in Schedule 3.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, State, county, local or foreign) which
(i) relates to or challenges the legality, validity or enforceability of this Agreement or the Shares of Common Stock (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under this Agreement.

                  (h) No Default or Violation. Neither the Company nor any
                      -----------------------
Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this

Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

                  (i)    Certain Fees. No fees or commission will be payable
                         ------------
 by the Company to any investment banker or bank with respect to the consummation of the transactions contemplated hereby.

                  (j)    Non-Registered Offering. Neither the Company nor any
                         -----------------------
Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Shares of Common Stock under the Securities Act) which might subject the offering, issuance or sale of the Shares of Common Stock to the registration requirements of Section 5 of the Securities Act.

                  (k)    Reporting Company; Eligibility to use Exemption under
                         -----------------------------------------------------
Rule 506 of Regulation D. The Company is subject to the reporting requirements
------------------------
of Section 13 or Section 15(d) of the Exchange Act and is current in its reporting requirements. The Company is eligible to issue securities exempt from the registration requirements of Section 5 of the Securities Act pursuant to Rule 506 of Regulation D promulgated under the Securities Act.

         The Purchasers acknowledge and agree that the Company makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Article III herein.
                                           -----------

         Section 3.2. Representations and Warranties of the Purchasers. The
                      ------------------------------------------------
Purchasers hereby represents and warrants to the Company as follows:

                  (a) Authority. Each of the Purchasers has the requisite power
                      ---------
and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The purchase of the shares of Common Stock by the Purchasers hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchasers or on their behalf and constitutes the valid and legally binding obligation of the Purchasers, enforceable against each of the Purchasers in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                  (b) Investment Intent. Each of the Purchasers is acquiring the
                      -----------------
Shares of Common Stock for his own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or interest therein, without prejudice, however, to the Purchasers' right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and State securities laws.

                  (c) Purchasers' Status. At the time each of the Purchaser was
                      ------------------
offered the Shares, they were, and at the date hereof, and at the Closing Date, will be "accredited investor" as defined in Rule 501(a) under the Securities Act or with or without their respective purchaser representative, has such knowledge and experience in financial and business matters that each is capable of evaluating the merits and risks of the prospective investment in the Shares. Each of the Purchasers has completed and delivered to the Company an Investor's Questionnaire. Each of the Purchasers is purchasing the Shares for his own account.

                  (d) Experience of Purchaser. Each of the Purchasers, either
                      -----------------------
alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

                  (e) Ability of Purchasers to Bear Risk of Investment. Each of
                      ----------
the Purchasers is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

                  (f) Prohibited Transactions. The Shares to be purchased by the
                      -----------------------
Purchasers are not being acquired, directly or indirectly, with the assets of any "employee benefit plan", within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

                  (g) Access to Information. Each of the Purchasers acknowledges
                      ---------------------
that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Common Stock; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Shares.

                  (h) Reliance. Each of the Purchasers understands and
                      --------
acknowledges that (i) the Shares are being offered and sold, to them without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act, (ii) the availability of such exemption, depends in part on, and that the Company will rely upon the accuracy and truth fulness of, the foregoing representations and each of the Purchasers hereby consents to such reliance, and (iii) that the certificates representing the shares will bear the appropriate legend stating the restrictions on the resale and transfer of the shares.

                  The Company acknowledges and agrees that each of the Purchasers makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Article III
                                                               -----------
herein.

         Section 3.3.  Representations and Warranties of Ira A. Hunt, Jr.. Ira
                       ---------------------------------------------------
A. Hunt, Jr. hereby represents and warrants to the Purchasers and the Company as follows:

                  (a)  Affiliate of the Company. Ira A. Hunt, Jr. is an
                       ------------------------
affiliate of the Company and JetCo in that he is a director of both the Company and JetCo.

                  (b) Conflicts of Interests. Mr. Hunt is not aware of any conflicts of interests between the Company and JetCo. In the event a conflict of interest arises between the Company and JetCo, Mr. Hunt will recuse himself from voting on such matter for both the Company and JetCo.

                  The Company and the other Purchasers acknowledge and agree that Ira A. Hunt, Jr. makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in
Article III herein.
-----------

                                  ARTICLE IV

                        OTHER AGREEMENTS OF THE PARTIES
                        -------------------------------

         Section 4.1. Manner of Offering. The Shares of Common Stock are being
                      ------------------
issued pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The Shares of Common Stock will not be exempt from restrictions on transfer, and certificates for the shares of Common Stock will carry a restrictive legend with respect to the restrictions on the resale and transfer of the Shares.

         Section 4.2. Furnishing of Information. As long as the Purchasers owns
                      --------------------------
the Shares, the Company will promptly furnish to it all annual and quarterly reports filed by the Company with the Commission as required by Section 13(a) or 15(d) of the Exchange Act.

         Section 4.3. Notice of Certain Events. The Company shall (i) advise the
                      ------------------------
Purchasers promptly after obtaining knowledge thereof, and, if requested by the Purchasers, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made by the Company in Section III untrue or that requires the making of any additions to or changes in the Company's representations or warranties in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Common Stock under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Common Stock under any such laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

         Section 4.4.   Blue Sky Laws. The Company shall cooperate with the
                        -------------
Purchasers in connection with the exemption from registration of the Shares under the securities or Blue Sky laws of such jurisdictions as the Purchasers may request and to continue such exemption at all times through the second anniversary of the Closing Date; provided, however, that neither the Company nor
                                 --------  -------
its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified. The Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Company to sell the Shares under Section 4.8 to the Purchasers.

         Section 4.5    Integration. The Company shall not and shall use its
                        -----------
best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers.

         Section 4.6    Solicitation Materials. The Company shall not (i)
                        ----------------------
distribute any offering materials in connection with the offering and sale of the Shares other than the information previously supplied to the Purchasers or
(ii) solicit any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

         Section 4.7.   Prohibition on Certain Actions. From the date hereof
                        ------------------------------
through the Closing Date, the Company shall not and shall cause the Subsidiaries not to, without the consent of the Purchaser, (i) amend its Certificate of Incorporation, bylaws or other charter documents so as to adversely affect any rights of the Purchaser; (ii) split, combine or reclassify its outstanding capital stock; (iii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (iv) redeem, repurchase or offer to repurchase or otherwise acquire shares of its Common Stock; or (v) enter into any agreement with respect to any of the foregoing.

         Section 4.8.   Performance by JetCo. The sale of the Shares of Common
                        --------------------
Stock to the Purchasers is conditioned upon JetCo meeting certain performance standards. At the time JetCo acquires businesses with revenues of run rate of at least One Million Dollars ($1,000,000) per year, the Purchasers may purchase the Shares of the Common Stock. JetCo agrees to notify the Company and the Purchasers in writing within seven (7) Business Days after the closing of the acquisition of a business , whose revenues combined with the revenues from the other businesses JetCo has acquired, are at least One Million Dollars ($1,000,000).

                                   ARTICLE V

                       ESCROW AGENT AND TERMS OF ESCROW

         Section 5.0. Escrow Agent.

                         Escrow Agent shall be Kaplan Gottbetter & Levenson,
LLP, 630 Third Avenue, New York, NY 10017.


         Section 5.1   Limitation of Liability.

                  (a) Escrow Agent shall not be liable to anyone for any mistake of fact or error in judgment, or for any acts or provisions of any kind taken in good faith and believed by it to be authorized or within the rights or powers conferred by this Agreement, except in the case of Escrow Agent's willful misconduct or gross negligence. Escrow Agent shall not be liable for default by any party hereto because of such party's failure to perform any duties or obligations said party has agreed to perform, and shall have no responsibility to seek performance by any party; nor shall it be liable for the lapse or barring of any rights under any statutes of limitation in respect of any documents or items deposited with it hereunder. Escrow Agent shall not be liable in any respect on account of the identity, authority, or rights of persons executing or delivering, or purporting to execute or deliver, any document or item hereunder, and may rely and be protected in acting upon any item, document, or other writing believed by it in good faith to be authentic in performing its duties hereunder. Escrow Agent may, as a condition to the disbursement of money or property, require from the payee or recipient a receipt therefor.

                  (b) Buyer and Seller, jointly and severally, agree to indemnify and hold Escrow Agent, and its directors, employees, officers, agents, successors and assigns, harmless from and against any and all costs, expenses (including reasonable attorneys' fees) and losses incurred by Escrow Agent in connection with the performance of its duties hereunder, except in the case of Escrow Agent's willful misconduct or gross negligence. Such indemnity shall include, without limitation, all losses, damages, liabilities and expenses incurred in connection with any litigation arising from this Agreement or involving the subject matter hereof. The indemnification provisions contained in this Agreement are in addition to any rights any indemnified party hereunder may have by operation of law or otherwise and shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent. Escrow Agent, at its option, may institute any interpleader action, suit or proceeding it deems appropriate to determine judicially any dispute between Buyer or Seller which may arise hereunder and, by reason thereof, shall not be or become liable to the Buyer or Seller for the failure of the Escrow Agent to comply with the conflicting or adverse demands of the Buyer or Seller, or of any other persons or entities claiming an interest in the escrowed items.

                  (c) All deliveries made by Escrow Agent hereunder shall be made via commercial overnight courier (i.e. Fedex), or electronic transfer, if applicable and Escrow Agent shall be entitled to rely on the confirmation of delivery provided by such carrier or its tracking software to confirm the receipt of any item delivered under this Agreement.

                                  ARTICLE VI

                        CONDITIONS PRECEDENT TO CLOSING
                        -------------------------------

         Section 6.1. Conditions Precedent to Obligations of the Purchaser. The
                      ----------------------------------------------------
obligation of the Purchasers to purchase the shares of Common Stock is subject to the satisfaction or waiver by the Purchasers, at or prior to Closing, of each of the following conditions:

                  (a) Legal Opinion. The Purchasers shall have received the
                      -------------
legal opinion, addressed to it and dated the Closing Date from the legal counsel for the Company. Such legal opinion shall address the Company's authority to enter into this Agreement, the availability of Rule 506 of Regulation D for the offer and sale of the Shares and that upon issuance, the shares of Common Stock shall be fully paid, validly issued and non-assessable;

                  (b) Accuracy of the Company's Representations and Warranties.
                      --------------------------------------------------------
The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

                  (c) Performance by the Company. The Company shall have
                      --------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

                  (d) No Material Adverse Effect. There has been no event which
                      --------------------------
had a Material Adverse Effect on the Company which has not been disclosed to the Purchasers;

                  (e) No Prohibitions. The purchase of and payment for the
                      ---------------
shares of Common Stock hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Purchasers to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Purchasers of the purchase of the shares (provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement);

                  (f) Company Certificates. The Purchasers shall have received a
                      --------------------
certificate, dated on the Closing Date, signed by the Secretary or an Assistant Secretary of the Company and certifying (i) that attached thereto is a true, correct and complete copy of (A) the Company's Certificate of

Incorporation, as amended to the date thereof, (B) the Company's By-Laws, as amended to the date thereof, and (C) resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement, the issuance and sale of the Shares and (ii) the incumbency of officers executing this Agreement;

         Section 6.2.   Conditions Precedent to Obligations of the Company. The
                        --------------------------------------------------
obligation of the Company to issue and sell the Shares of Common Stock hereunder is subject to the satisfaction or waiver by the Company, at or to the Closing, of each of the following conditions:

                  (a)   Accuracy of the Purchasers' Representations and
                        -----------------------------------------------
Warranties. The representations and warranties of the Purchasers shall be true
----------
and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

                  (b)   Performance by the Purchasers. The Purchasers shall have
                        -----------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

                  (c)   No Prohibitions. The sale of the Shares of Common Stock
                        ---------------
hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Company to any penalty, or in its reasonable judgment, any other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Company of the sale of Shares to the Purchasers (provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement).

                                  ARTICLE VII

                                  TERMINATION
                                  -----------

         Section 7.1.  Termination by Mutual Consent. This Agreement may be
                       -----------------------------
terminated at any time prior to the Closing by the mutual consent of the Company and the Purchasers.

         Section 7.2.  Termination by the Company or the Purchasers. This
                       --------------------------------------------
Agreement may be terminated prior to the Closing by either the Company or the Purchasers, by giving written notice of such termination to the other party, if:

                  (a) the Closing shall not have occurred by November 30, 2001; provided that the terminating party is not then in material breach of its
      -------- ----
obligations under this Agreement in any manner that shall have caused the failure referred to in this paragraph (a); or

                  (b) there shall be in effect any statute, rule, law or regulation that prohibits the consummation of the Closing or if the consummation of the Closing would violate any non- appealable final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction; or

         Section 7.3.   Termination by the Company. This Agreement may be
                        --------------------------
terminated prior to the Closing by the Company, by giving written notice of such termination to the Purchasers, if any of the Purchasers has materially breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within five (5) Business Days following receipt by the Purchaser of notice of such breach.

         Section 7.4.   Termination by the Purchasers. This Agreement may be
                        -----------------------------
terminated prior to Closing by the Purchasers, by giving written notice of such termination to the Company, if:

                  (a) the Company has breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within five (5) Business Days following receipt by the Company of notice of such breach; or

                  (b) there has occurred an event which could reasonably be expected to have a Material Adverse Effect and which is not disclosed in this Agreement; or


                                 ARTICLE VIII

                                  LEGAL FEES
                                  ----------

         In the event any Party commences a legal action to enforce its rights under this Agreement, the non-prevailing party shall pay all reasonable costs and expenses (including reasonable attorney's fees, accountant's fees, appraiser's fees, and investigative fees) incurred in enforcing such rights.

                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

         Section 9.1. Fees and Expenses. Except as set forth above, each party
                      -----------------
shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto. The Purchasers shall be responsible for their own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall pay all costs, expenses, fees and all taxes incident to and in connection with: (A) all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith (B) the issuance and delivery of the Shares, (C) the availability of an exemption for the offer and sale of the Shares under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of the Purchaser's counsel relating to such exemptions), and (D) the preparation of certificates for the Shares (including, without limitation, printing and engraving thereof).

         Section 9.2.   Entire Agreement; Amendments. This Agreement, together
                        ----------------------------
with the Exhibits, Annexes and Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This agreement shall be deemed to have been drafted and negotiated by both parties hereto and no prescriptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

         Section 9.3.   Notices. Any notice or other communication required or
                        -------
permitted to be given hereunder shall be in writing and shall be deemed to have been made upon facsimile (with transmission confirmation report) at the number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) whichever shall first occur. The addresses for such communications shall be:

               If to the JetCo:      William Evans, President and Chairman
                                     JetCo Communications Corporation
                                     3400 Silverstone
                                     Suite 123
                                     Dallas, TX 75023
                                     Tel: (972) 398-0515
                                     Fax: (972) 758-9143

               With copies to:       __________________________

                                     __________________________

                                     __________________________
                                     Tel:

                                     Fax:

               If to the Company:    Peter L. Coker, Sr., President
                                     Wolfpack Corporation
                                     17 Glenwood Avenue
                                     Raleigh, North Carolina 27603
                                     Tel: (919) 831-1351
                                     Fax: (919) 831-0577

               With copies to:           Adam S. Gottbetter
                                         Kaplan Gottbetter & Levenson, LLP
                                         630 Third Avenue
                                         New York, NY 10017
                                         Fax: 212-983-9210


               If to the Purchasers:     At the address and facsimile numbers
set forth on Schedule A

or such other address as may be designated in writing hereafter, in the same manner, by such person.

          Section 9.4   Amendments; Waivers. No provision of this Agreement may
                        -------------------
be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and all of the Purchasers, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or require ment of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Section 9.5.   Headings. The headings herein are for convenience only,
                        --------
do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         Section 9.6.   Successors and Assigns. This Agreement may not be
                        ----------------------
assigned by ant party without the prior written consent of all the parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         Section 9.7.   No Third Party Beneficiaries. This Agreement is intended
                        ----------------------------
for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         Section 9.8.   Governing Law: Service of Process. This Agreement shall
                        ---------------------------------
be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Agreement or any of its exhibits shall be exclusively brought in the state and/or federal courts in the State and County of New York. Service of process in any action by Purchasers to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

          Section 9.9.  Survival. The representations and warranties of the
                        --------
Company and the Purchaser contained in Article III and the agreements and
                                       -----------
covenants of the parties contained in Article IV, the default and remedies
                                      ----------
contained in Article V and this Article IX shall survive the Closing (or any
             ---------          ----------
earlier termination of this Agreement).

         Section 9.10.  Counterpart Signatures. This Agreement may be executed
                        ----------------------
in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

          Section 9.11. Publicity. The Company and the Purchasers shall consult
                        ---------
with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

          Section 9.12.  Severability. In case any one or more of the provisions
                         ------------
of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          Section 9.13. Remedies. In addition to being entitled to exercise all
                        --------
rights provided herein or granted by law, including recovery of damages, the Purchasers will be entitled to specific performance of the obligations of the Company under this Agreement and the Company will be entitled to specific performance of the obligations of the Purchasers hereunder with respect to the subsequent transfer of Shares. Each of the Company and the Purchasers agrees that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

                            Signature Page Follows

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

Escrow Agent:                                 Company:

/s/ KAPLAN GOTTBETTER &                       WOLFPACK CORPORATION
 LEVENSON, LLP

                                              By:   /s/ PETER L. COKER
                                                 -----------------------------
                                                   Name: Peter L. Coker
                                                   Title: President

                                              Purchasers

                                                 /s/ WILLIAM EVANS
                                               ------------------------------
                                               William Evans

                                                 /s/ IRA A. HUNT, JR.
                                               ------------------------------
                                               Ira A. Hunt, Jr.

                                                 /s/ JOHN PATRICK WELLINGTON
                                               ------------------------------
                                               John Patrick Wellington

                                                 /s/ MICHELLE MAIDENBERG
                                               ------------------------------
                                               Michelle Maidenberg

                    [Schedules, except Schedule A, omitted]

                                  SCHEDULE A


Name, Address and                                               Number of
and Fax Number              Number of         Percentage of     Wolfpack
of Purchaser                JetCo Shares      JetCo Shares      Shares
------------------------------------------------------------------------------
William W. Evans            8,751,850         87.5023%          8,991,170
3116 Irvine Dr.
Carrollton, TX 75007
Tel: (972) 939-1499
Fax: (972) 939-1499


John Patrick Wellington       700,000          6.9987%            700,000
3939 Crestpark Drive
Dallas, TX 75244
Tel: (972) 243-5549
Fax: (972) 488-1035


Ira A. Hunt, Jr.              500,000          4.9990%            500,000
7102 Capitol View
McLean, VA 22010
Tel: (703) 893-0809
Fax: (703) 356-7807


Michelle Maidenberg            50,000          0.4999%             50,000
157 W. 75/th/ Street
New York, NY 10023
Tel: (212) 496-9064
Fax: (212) 496-9064